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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 of our report dated January 19, 1993, incorporated by reference in Northern Trust Corporation's Annual Report on Form 10-K for the year ended December 31, 1992 and to all references to our firm included in this registration statement.


                                                  ARTHUR ANDERSEN & CO.



Chicago, Illinois
February 10, 1994